As filed with the Securities and Exchange Commission on September 29, 1999
                                                      Registration No. 333-86907
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- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                              Amendment No. 2
                                       to
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                           -------------------------

                       PLAINS ALL AMERICAN PIPELINE, L.P.
             (Exact name of Registrant as specified in its charter)

                           -------------------------

         Delaware                     4861                   76-0582150
      (State or other           (Primary Standard         (I.R.S. Employer
       jurisdiction                Industrial            Identification No.)
    of incorporation or        Classification Code
       organization)                 Number)

                           -------------------------

                                   500 Dallas
                              Houston, Texas 77002
                                 (713) 654-1414
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                           -------------------------

                              Michael R. Patterson
                                   500 Dallas
                              Houston, Texas 77002
                                 (713) 654-1414
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                           -------------------------

                                   Copies to:

       Andrews & Kurth L.L.P.                     Baker & Botts, L.L.P.
       600 Travis, Suite 4200                     3000 One Shell Plaza
        Houston, Texas 77002                          910 Louisiana
           (713) 220-4200                         Houston, Texas 77002
        Attn: David P. Oelman                        (713) 229-1234
                                                  Attn: Joshua Davidson

                           -------------------------

   Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [_]

   If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                           -------------------------


   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

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

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

   Set forth below are the expenses (other than underwriting discounts and commissions) expected to be incurred in connection with the issuance and distribution of the securities registered hereby. With the exception of the Securities and Exchange Commission registration fee, the NASD filing fee and the NYSE filing fee, the amounts set forth below are estimates:

   Securities and Exchange Commission registration fee................ $ 16,467
   NASD filing fee....................................................    6,424
   NYSE listing fee...................................................   36,000
   Printing and engraving expenses....................................  300,000
   Legal fees and expenses............................................   75,000
   Accounting fees and expenses.......................................  145,000
   Transfer agent and registrar fees..................................    4,000
   Miscellaneous......................................................    2,109
                                                                       --------
     TOTAL............................................................ $585,000
                                                                       ========

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*To be added by amendment.

ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS

   The section of the prospectus entitled "The Partnership Agreement -- Indemnification" is incorporated herein by this reference. Reference is made to
Section 7 of the Underwriting Agreement filed as Exhibit 1.1 to the Registration Statement. Subject to any terms, conditions or restrictions set forth in the Partnership Agreement, Section 17-108 of the Delaware Revised Uniform Limited Partnership Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other person from and against all claims and demands whatsoever.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES

   We issued 6,974,239 common units and 10,029,619 subordinated units to a subsidiary of our general partner in connection with our formation on September 17, 1998 pursuant to transactions exempt from registration under Section 4(2) of the Securities Act of 1933. On May 12, 1999, we issued 1,307,190 Class B common units to the general partner pursuant to a transaction that is exempt from registration pursuant to Section 4(2) of the Securities Act. We have not sold any other unregistered securities within the past three years.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

a. Exhibits:

 1.1*  -- Form of Underwriting Agreement
 3.1   -- Second Amended and Restated Agreement of Limited Partnership of
          Plains All American Pipeline, L.P. (incorporated by reference to
          Exhibit 3.1 to the registrant's Annual Report on Form 10-K filed on March 31, 1999)
 3.2   -- Amended and Restated Agreement of Limited Partnership of Plains
          Marketing, L.P. (incorporated by reference to Exhibit 3.2 to the registrant's Annual Report on Form 10-K filed on March 31, 1999)
 3.3   -- Amended and Restated Agreement of Limited Partnership of All
          American Pipeline, L.P. (incorporated by reference to Exhibit 3.3 to the registrant's Annual Report on Form 10-K filed on March 31,
          1999)

 3.4    -- Certificate of Limited Partnership of Plains All American
           Pipeline, L.P. (incorporated by reference to Exhibit 3.4 to registrant's Registration Statement on Form S-1, file no. 333-
           64107)
 3.5    -- Certificate of Limited Partnership of Plains Marketing, L.P.
           (incorporated by reference to Exhibit 3.5 to the registrant's
           Annual Report on Form 10-K filed on March 31, 1999)
 3.6    -- Articles of Conversion of All American Pipeline, L.P.
           (incorporated by reference to Exhibit 3.6 to the registrant's
           Annual Report on Form 10-K filed on March 31, 1999)
 3.7    -- Agreement of Limited Partnership of Plains Scurlock Permian, L.P.
           (incorporated by reference to Exhibit 3.7 to the registrant's
           Quarterly Report on Form 10-Q filed on May 14, 1999)
 3.8    -- Amendment No. 1 to the Second Amended and Restated Agreement of
           Limited Partnership of Plains All American Pipeline, L.P.
           (incorporated by reference to Exhibit 3.8 to the registrant's
           Quarterly Report on Form 10-Q filed on August 16, 1999)
 3.9*   -- Certificate of Limited Partnership of Plains Scurlock Permian,
           L.P.
 5.1*   -- Opinion of Andrews & Kurth L.L.P. as to the legality of the securities being registered
 8.1*   -- Opinion of Andrews & Kurth L.L.P. relating to tax matters
 10.1   -- Credit Agreement among All American Pipeline, L.P., Plains All
           American Pipeline, L.P., Plains Marketing, L.P., ING (U.S.)
           Capital Corporation and certain other banks (incorporated by reference to Exhibit 10.1 to the registrant's Annual Report on
           Form 10-K filed on March 31, 1999)
 10.2   -- Amended and Restated Credit Agreement among Plains Marketing,
           L.P., Plains All American Pipeline, L.P., All American Pipeline,
           L.P., BankBoston, N.A. and certain other banks (incorporated by reference to Exhibit 10.2 to the registrant's Annual Report on
           Form 10-K filed on March 31, 1999)
 10.3   -- Contribution, Conveyance and Assumption Agreement among Plains All
           American Pipeline, L.P. and certain other parties (incorporated by reference to Exhibit 10.3 to the registrant's Annual Report on
           Form 10-K filed on March 31, 1999)
 10.4   -- Plains All American Inc. 1998 Long-Term Incentive Plan
           (incorporated by reference to Exhibit 10.4 to the registrant's
           Annual Report on Form 10-K filed on March 31, 1999)
 10.5   -- Plains All American Inc. Management Incentive Plan (incorporated by reference to Exhibit 10.5 to the registrant's Annual Report on
           Form 10-K filed on March 31, 1999)
 10.6   -- Employment Agreement between Plains Resources Inc. and Harry N.
           Pefanis (incorporated by reference to Exhibit 10.6 to the
           registrant's Annual Report on Form 10-K filed on March 31, 1999)
 10.7   -- Crude Oil Marketing Agreement between Plains Resources Inc.,
           Plains Illinois Inc., Stocker Resources, L.P., Calumet Florida,
           Inc. and Plains Marketing, L.P.(incorporated by reference to
           Exhibit 10.7 to the registrant's Annual Report on Form 10-K filed on March 31, 1999)
 10.8   -- Omnibus Agreement among Plains Resources Inc., Plains All American
           Pipeline, L.P., Plains Marketing, L.P., All American Pipeline,
           L.P. and Plains All American Inc. (incorporated by reference to
           Exhibit 10.8 to the registrant's Annual Report on Form 10-K filed on March 31, 1999)
 10.9   -- Transportation Agreement dated July 30, 1993 between All American
           Pipeline Company and Exxon Company, U.S.A. (incorporated by reference to Exhibit 10.9 to registrant's Registration Statement on Form S-1, file no. 333-64107)
 10.10  -- Transportation Agreement dated August 2, 1993 among All American
           Pipeline Company, Texaco Trading and Transportation Inc., Chevron
           U.S.A. and Sun Operating Limited Partnership (incorporated by reference to Exhibit 10.10 to registrant's Registration Statement on Form S-1, file no. 333-64107)
 10.11  -- Form of Transaction Grant Agreement (Deferred Payment)
           (incorporated by reference to Exhibit 10.11 to registrant's
           Registration Statement on Form S-1, file no. 333-64107)
 10.12  -- Form of Transaction Grant Agreement (Payment on Vesting)
           (incorporated by reference to Exhibit 10.12 to registrant's
           Registration Statement on Form S-1, file no. 333-64107)
 10.13  -- First Amendment to Contribution, Conveyance and Assumption
           Agreement dated as of December 15, 1998 (incorporated by reference to Exhibit 10.13 to the registrant's Annual Report on Form 10-K filed on March 31, 1999)

 10.14    -- First Amendment dated as of March 18, 1999, to Credit Agreement among All American Pipeline, L.P. Plains Marketing, L.P., ING
             (U.S.) Capital Corporation and certain other banks (incorporated by reference to Exhibit 10.14 to the registrant's Annual Report on Form 10-K filed on March 31, 1999)
 10.15    -- First Amendment dated as of March 18, 1999, to Amended and
             Restated Credit Agreement among Plains Marketing, L.P., Plains
             All American Pipeline, L.P., All American Pipeline, L.P., Bank
             Boston, N.A. and certain other banks (incorporated by reference to Exhibit 10.15 to the registrant's Annual Report on Form 10-K filed on March 31, 1999)
 10.16    -- Agreement for Purchase and Sale of Membership Interest in
             Scurlock, Permian LLC between Marathon Ashland LLC and Plains
             Marketing, L.P. dated as of March 17, 1999 (incorporated by reference to Exhibit 10.16 to the registrant's Annual Report on
             Form 10-K filed on March 31, 1999)
 10.17    -- Asset Sales Agreement between Chevron Pipe Line Company and
             Plains Marketing, L.P. dated April 16, 1999 (incorporated by reference to Exhibit 10.17 to the registrant's Quarterly Report on Form 10-Q filed on May 14, 1999)
 10.18    -- Credit Agreement dated as of May 12, 1999, between Plains
             Scurlock Permian, L.P. BankBoston, N.A. and certain financial institutions (incorporated by reference to Exhibit 10.18 to the registrant's Quarterly Report on Form 10-Q filed on May 14,
             1999)
 10.19    -- First Amendment to Credit Agreement dated as of July 29, 1999 between Plains Scurlock Permian, L.P., BankBoston, N.A. and certain financial institutions (incorporated by reference to
             Exhibit 10.19 to the registrant's Quarterly Report on Form 10-Q filed on August 16, 1999)
 10.20**  -- Transaction Grant Agreement with Greg L. Armstrong
 10.21**  -- Second Amendment to Credit Agreement dated as of August 19,
             1999, between Plains Scurlock Permian, L.P., BankBoston, N.A.
             and certain financial institutions
 15.1**   -- Letter re unaudited interim financial information (relating to financial information of Wingfoot Ventures Seven, Inc.)
 21.1**   -- List of subsidiaries of the Partnership
 23.1**   -- Consent of PricewaterhouseCoopers LLP (relating to financial statements of Plains All American Inc., Plains Midstream
             Subsidiaries and Plains All American Pipeline, L.P.)
 23.2**   -- Consent of PricewaterhouseCoopers LLP (relating to financial statements of Wingfoot Ventures Seven, Inc.)
 23.3**   -- Consent of PricewaterhouseCoopers LLP (relating to financial statements of the Scurlock Permian Businesses)
 23.4*    -- Consent of Andrews & Kurth L.L.P. (contained in Exhibits 5.1 and
             8.1)
 24.1     -- Powers of Attorney (included on the signature page)

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*Filed herewith

** Previously filed

(b) Financial Statement Schedules

   All financial statement schedules are omitted because the information is not required, is not material or is otherwise included in the financial statements or related notes thereto.

ITEM 17. UNDERTAKINGS

   The undersigned Registrant hereby undertakes to provide at the closing specified in the underwriting agreement certificates in such denominations and registered in such names as required by the Underwriters to permit prompt delivery to each purchaser.

   Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

   The undersigned Registrant hereby undertakes that:

     (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

     (2) For the purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on September 29, 1999.


                                          PLAINS ALL AMERICAN PIPELINE, L.P.

                                          By: Plains All American Inc.,its
                                                general partner

                                                    Greg L. Armstrong*
                                          By___________________________________
                                            Name: Greg L. Armstrong
                                            Title: Chairman of the Board and
                                                  Chief Executive Officer

   PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED BELOW.

              Signature                             Title                   Date
              ---------                             -----                   ----
          Greg L. Armstrong*          Chairman of the Board,         September 29, 1999
 ____________________________________ Chief Executive Officer and
          Greg L. Armstrong           Director (Principal
                                      Executive Officer)
           Harry N. Pefanis*          President, Chief Operating     September 29, 1999
 ____________________________________ Officer and Director
           Harry N. Pefanis
          Phillip D. Kramer*          Executive Vice President and   September 29, 1999
 ____________________________________ Chief Financial Officer
          Phillip D. Kramer           (Principal Financial
                                      Officer)
          Cynthia A. Feeback*         Treasurer (Principal           September 29, 1999
 ____________________________________ Accounting Officer)
          Cynthia A. Feeback
           Everardo Goyanes*          Director                       September 29, 1999
 ____________________________________
           Everardo Goyanes
          Robert V. Sinnott*          Director                       September 29, 1999
 ____________________________________
          Robert V. Sinnott
           Arthur L. Smith*           Director                       September 29, 1999
 ____________________________________
           Arthur L. Smith

  /s/ Michael R. Patterson
*By: __________________________
     Michael R. Patterson,
     By Power of Attorney